                         Form 3 Joint Filer Information

Name:                                   Pegasus Capital Partners IV, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      2/18/2014

Name:                                   Pegasus Capital Partners V, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      2/18/2014